                                                                Exhibit 99.1

                              [Angelica logo]


                                PRESENTATION

                              SEPTEMBER, 2004


                                                             [Angelica logo]



                           SAFE HARBOR STATEMENT


This presentation contains forward-looking statements, which reflect Angelica Corporation's current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause our actual results to be materially different from those expressed or implied by these statements. A more detailed description of certain factors that could affect actual results include, but are not limited to, those discussed in Angelica Corporation's filings with the Securities and Exchange Commission.


                                                             [Angelica logo]



                                 OUR VISION


                  Angelica's objective is to be the leading
                  provider of linen management services to
                    the U.S. healthcare market, using its
                scale, quality and service to differentiate
                                its services.


                                                             [Angelica logo]


                              EQUITY SNAPSHOT


------------------------------------------------------------------------------
  o  EXCHANGE/SYMBOL                                               NYSE: AGL
------------------------------------------------------------------------------
  o  SHARE PRICE AS OF 09/01/04                                       $23.25
------------------------------------------------------------------------------
  o  MARKET CAPITALIZATION                                             $209M
------------------------------------------------------------------------------
  o  SHARES OUTSTANDING                                                8.97M
------------------------------------------------------------------------------
  o  PRICE/REVENUES (TTM)                                               0.68
------------------------------------------------------------------------------
  o  DIVIDEND/YIELD                                              $0.44/1.89%
------------------------------------------------------------------------------


                                                             [Angelica logo]


                             ANGELICA'S HISTORY


     o    Founded in 1878 as uniform manufacturing business

     o    IPO in 1958; listed on NYSE in 1972

     o Expanded business to three divisions in 1960's: Manufacturing, Textile Services and Retail

     o    Sold Manufacturing Division in 2002

     o    Completed Retail division sale in July, 2004


                                                             [Angelica logo]


                             ANGELICA'S FUTURE


     o    Positioned to focus solely on the Healthcare Services Industry

     o Since September, 2003, have reduced Corporate overhead from 50 people to 15 people, as part of company refocus

     o Consolidating large fragmented market through both organic growth and acquisitions

     o    Improving efficiency of operations and refining cost structure


                                                             [Angelica logo]




                           EXPERIENCED MANAGEMENT
                                    TEAM


-------------------------------------------------------------------------------
o  STEVE O'HARA, CEO                  AGGRESSIVE NEW LEADER, WITH 25
                                      YEARS BUSINESS EXPERIENCE
-------------------------------------------------------------------------------
o  JIM SHAFFER, CFO                   CPA WITH 28 YEARS FINANCE
                                      EXPERIENCE, INCLUDING OVER 5 YEARS
                                      WITH ANGELICA
-------------------------------------------------------------------------------
o  STEVE FREY, GENERAL COUNSEL        PRIVATE PRACTICE AND REGULATORY
                                      EXPERIENCE. OVER 5 YEARS WITH ANGELICA
-------------------------------------------------------------------------------
o  PAUL ANDEREGG, PRESIDENT ATS       25+ YEARS IN REGIONAL SERVICE
                                      BUSINESSES, 11 YEARS WITH TRU GREEN
                                      COMPANIES. LAST 3 YEARS WITH ANGELICA
-------------------------------------------------------------------------------
o  RUSSELL WATSON, ATS VP OPS         3 YEARS WITH ATS, AFTER 12
                                      YEARS WITH NATIONAL SERVICES INDUSTRIES
-------------------------------------------------------------------------------
o  RICH FIORILLO, ATS CFO             CPA WITH 23 YEARS FINANCE EXPERIENCE,
                                      INCLUDING 3 YEARS WITH ATS
-------------------------------------------------------------------------------
o  STEVE LANG, VP SALES & MARKETING   RECENTLY JOINED ANGELICA, AFTER 8 YEARS
                                      WITH NOVARTIS OPHTHALMICS AND 16 YEARS
                                      WITH ALLERGAN, INC.
-------------------------------------------------------------------------------


                                                             [Angelica logo]


                         ANGELICA TEXTILE SERVICES
                                   (ATS)


     o    Delivers linen management solutions everyday

     o    28 plants located in U.S.

          Antioch, CA
          Colton, CA
          Fresno, CA
          Las Vegas, NV Depot
          Long Beach, CA
          Los Angeles, CA
          Orange, CA
          Phoenix, AZ
          Pomona, CA
          Rio Vista, CA
          San Fernando, CA
          Stockton, CA
          San Diego, CA
          Vallejo, CA
          Dallas, TX
          Houston, TX
          Chicago, IL
          Columbia, IL
          Lorain, OH
          Ballston Spa, NY
          Batavia, NY
          Pawtucket, RI
          Edison, NJ
          Durham, NC
          Columbia, SC
          Rockmart, GA
          Ootewah, TN
          Holly Hill, FL
          Tampa, FL

                           [map of United States]


                                                             [Angelica logo]


                          PARTICIPANT IN LARGE AND
                               GROWING MARKET



     o    ATS serves approx. half of healthcare market

     o    Current market share in markets served
          o   Hospitals -26%
          o   Clinics -1%
          o   Long-Term Care -3%


                        U.S. HEALTHCARE LINEN MARKET
                        ----------------------------

                         ESTIMATED AT $5.3 BILLION

                                  [graph]


     HOSPITALS       CLINICS        LONG-TERM CARE
       $1.8B          $2.4B             $1.1B


                                                             [Angelica logo]



                            INDUSTRY ENVIRONMENT


     o Favorable demographic trends support future increase in product demand

     o    Highly fragmented
          o Only two national competitors (Crothall Services and Sodexho Laundry Services)
          o    Approx. 13 mid-size regional providers
          o    Approx. number of other providers:
                1,469 hospital on-premise laundries (OPLs)
                  335 hospital laundry coops
                  200 single operation providers
                -----
                2,004


                                                             [Angelica logo]


                             SIGNIFICANT MARKET
                                OPPORTUNITIES


ACUTE CARE MARKETS IN WHICH
---------------------------
     AGL PARTICIPATES
     ----------------

         [graph]

     ON-PREMISE LAUNDRIES     COOPS     COMPETITORS    ANGELICA
              24%               6%          44%           26%


    UNTAPPED ACUTE CARE
    -------------------
          MARKETS
          -------

          [graph]

     ON-PREMISE LAUNDRIES     COOPS     COMPETITORS
              34%               7%          59%


                                                             [Angelica logo]


                              GROWTH STRATEGY



     o Continue to provide superior service and competitive pricing for organic growth

     o    Expand into high growth clinic and long-term care markets

     o    Target on-premise laundry conversions

     o    Pursue complementary and accretive acquisitions

     o Improve efficiency of operations and refine cost structure via facility rationalization and investment


                                                             [Angelica logo]


                            RECENT ACQUISITIONS


DATE             TRANSACTION                      BENEFIT
-------------------------------------------------------------------------------
MAY 2004         PURCHASED NEW ENGLAND            STRENGTHENED NEW ENGLAND
                 HEALTHCARE BUSINESS OF TARTAN    POSITION
                 TEXTILE
-------------------------------------------------------------------------------
APRIL 2004       DUKE UNIVERSITY HEALTH SYSTEM    EXAMPLE OF HOSPITAL SYSTEM
                 LAUNDRY IN DURHAM, NC            OUTSOURCING LINEN
                                                  MANAGEMENT
-------------------------------------------------------------------------------
APRIL 2004       TWO ON-PREMISE LAUNDRY (OPL)     STRENGTHENED REGIONAL
                 FACILITIES AT HOSPITALS LOCATED  POSITION
                 IN TEXAS AND GEORGIA
-------------------------------------------------------------------------------
DECEMBER 2003    NATIONAL SERVICES INDUSTRIES'    ENABLED AGL TO SERVE 75% OF
                 HEALTHCARE LAUNDRY PLANT AND     FLORIDA MARKET
                 BUSINESS LOCATED IN SAFETY
                 HARBOR, FL
-------------------------------------------------------------------------------
NOVEMBER 2003    CUSTOMER CONTRACTS AND SELECTED  STRENGTHENED REGIONAL
                 ASSETS OF TENNEY LAUNDRY         POSITION
                 SERVICES IN BATAVIA, NY
-------------------------------------------------------------------------------

                                                             [Angelica logo]




                              FINANCIAL REVIEW


                                                             [Angelica logo]


                      STEADY ANNUAL ATS REVENUE GROWTH



                                  [graph]

IN $ MILLIONS

      FY00       FY01      FY02     FY03
     $242.6     $259.1    $271.3   $291.5

                                                             [Angelica logo]


                       IMPROVING ANNUAL PRETAX INCOME
                         FROM CONTINUING OPERATIONS



                                  [graph]

IN $ MILLIONS

      FY00     FY01       FY02       FY03
      $2.1     $6.8      $13.2      $15.3

NOTE: FY02 is before $6.8 loss on early extinguishment of debt


                                                             [Angelica logo]


                        REVENUE AND INCOME FOR FIRST
                            6 MONTHS OF FY 2004


       ATS REVENUE                  PRETAX INCOME FROM CONTINUING OPERATIONS

         [graph]                                     [graph]

6 MO. FY03   6 MO. FY 04                 6 MO. FY 03         6 MO. FY 04
  $142.4       $156.0                       $8.5                $7.0

                               IN $ MILLIONS


                                                             [Angelica logo]



                                          STRONG BALANCE SHEET



CONDENSED AND UNAUDITED AS OF JULY 31, 2004 ($000)

ASSETS                                               LIABILITIES AND EQUITY
-------------------------------------------          --------------------------------------------------

CASH                              $  9,961           ACCOUNTS PAYABLE                         $ 18,289

ACCOUNTS RECEIVABLE (NET)           37,763           OTHER CURRENT LIABILITIES                  31,352

LINENS IN SERVICE                   36,039

OTHER CURRENT ASSETS                 8,700

PROPERTY AND EQUIPMENT (NET)        91,839           LONG-TERM DEBT                             20,441

                                                     OTHER LONG-TERM LIABILITIES                15,303

OTHER ASSETS                        48,118           SHAREHOLDERS' EQUITY                      147,035

                                  --------                                                    --------
TOTAL ASSETS                      $232,420           TOTAL LIABILITIES AND EQUITY             $232,420


A/R DAYS OUTSTANDING                    42           PERCENT DEBT TO TOTAL CAPITALIZATION          12%




                                                             [Angelica logo]



                                  GUIDANCE


     o    Forecasting:

          o 5% organic healthcare revenue growth, offset slightly by divestitures of non-healthcare business

          o    5%-15% top-line growth from acquisitions

          o Fully Diluted EPS of $1.15-$1.30 in FY 2004, assuming no major impact from acquisitions or divestitures



                                                             [Angelica logo]



                            ANGELICA ADVANTAGES


     o    Market leader in healthcare textile services

     o    Extensive national reach, with regional focus

     o    Scalable operations

     o    Strong, experienced management team

     o Strong balance sheet to facilitate growth, as well as continue dividend policy, currently at $0.11 per share quarterly




                                                             [Angelica logo]



                                  SUMMARY


                 By pursuing its stated growth initiatives,
               Angelica will be the leading provider of linen
                 management services to the U.S. healthcare
                   market and, as a result, will maximize
                earnings and cash flow and generate superior
                        returns for its shareholders.




                                                             [Angelica logo]




                               [Angelica logo]


                                PRESENTATION

                              SEPTEMBER, 2004




                                                             [Angelica logo]